UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 3, 2009

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 001-33057
CATALYST PHARMACEUTICAL PARTNERS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)
355 Alhambra Circle, Suite 1370
Coral Gables, Florida 33134
(Address Of Principal Executive Offices)
(305) 529-2522
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 3, 2009, the Company issued a press release announcing its intention to halt enrollment of new subjects into its ongoing U.S. Phase II trial evaluating CPP-109 for the treatment of methamphetamine addiction and instead convert that trial into a smaller proof-of-concept study treating the approximately 55 patients currently enrolled in the trial for the thirteen week active phase as described in the protocol. A copy of the Company’s press release is Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press release issued by the Company on March 3, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.
By:	/s/ Patrick J. McEnany
Patrick J. McEnany
Chairman, President and CEO

Dated: March 5, 2009

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